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                                                                   Exhibit 10.22

                              AGREEMENT TO ASSIGN
                        AGREEMENT OF SALE AND PURCHASE


     THIS AGREEMENT TO ASSIGN AGREEMENT OF SALE AND PURCHASE (the "Agreement") is made and entered into as of the ______ day of _______________, 1998,

                                 BY AND AMONG

                      Brookdale Living Communities, Inc.,
                      a Delaware corporation ("Brookdale")

                                      AND

                 National Development Eastern Associates, Inc.,
                      a Pennsylvania corporation ("NDEA")

                                      AND

                     Kenneth A. LeDonne, Robert A. LeDonne,
                      Karen A. LeDonne, Peter O. LeDonne,
                             and Dorthea J. LeDonne
                           (together, the "LeDonnes")

                                  BACKGROUND
                                  ----------


     WHEREAS, NHM Properties, Inc. (as the "Buyer") entered into a certain Agreement of Sale and Purchase with the LeDonnes (or their predecessor in interest in the case of Kenneth A. LeDonne, Robert A. LeDonne and Karen A. LeDonne) (as the "Seller") dated November 4, 1996, relating to the sale and purchase of certain parcels of land containing approximately 9.165 acres located in the Town of McCandless, Allegheny County, Pennsylvania (the "Real Estate", as more fully described in the attached Exhibit "A"), said Agreement of Sale and Purchase having been subsequently amended by an "Amendment to Agreement of Sale and Purchase" dated May 16, 1997, an "Amendment to Agreement of Sale and Purchase" dated May 20, 1997, a "Third Amendment to Agreement of Sale and Purchase" dated August 27, 1997, and a "Fourth Amendment to
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and Assignment of Agreement of Sale and Purchase" of even date herewith
(collectively referred to herein as the "LeDonne Agreement"). A copy of the LeDonne Agreement, including all amendments, is attached hereto as Exhibit "B"; and

     WHEREAS, the parties desire to cause the assignment of the LeDonne Agreement, from NDEA to Brookdale, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties agree as follows:

     (1) Conditional Agreement to Assign LeDonne Agreement.  Subject to the
         -------------------------------------------------
terms and conditions set forth herein, NDEA hereby agrees to sell, transfer, and assign to Brookdale all of NDEA's rights, title and interest in, to and under the LeDonne Agreement, and agrees to delegate to Brookdale all of its duties under the LeDonne Agreement, pursuant to the terms of an Assignment and Assumption Agreement in the form attached hereto, and made a part hereof, as Exhibit "C".

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     (2) Conditional Agreement to Accept Assignment of LeDonne Agreement.
         ---------------------------------------------------------------
Subject to the terms and conditions set forth herein, Brookdale agrees to accept the above described assignment of NDEA's rights and assume NDEA's duties under the LeDonne Agreement.

     (3) Conditional Consent to Assignment of LeDonne Agreement.  Subject to the
         ------------------------------------------------------
terms and conditions set forth herein, the LeDonnes consent to the above described assignment of the LeDonne Agreement to Brookdale as the "Buyer" thereunder and agree to release NDEA from all obligations thereunder, from and after the "Effective Date" (as defined below). Any notice given by the LeDonnes under the LeDonne Agreement to Buyer from and after the date of this Agreement shall be given to both NDEA and Brookdale. Notwithstanding that the assignment provided for herein is not effective until the Effective Date, in the event Buyer defaults under the LeDonne Agreement, Brookdale shall be entitled to an opportunity to cure such default, ending ten (10) days after notice of such default is given to Brookdale.

     (4) Assignment Effective Upon Project Approval and Settlement.  The
         ---------------------------------------------------------
assignment of rights and delegation of duties to Brookdale, acceptance by Brookdale, and release of NDEA by the LeDonnes as described above, shall become fully effective, without further notice, documentation, or action of the parties, upon tender of the deed to convey the Real Estate by the LeDonnes to Brookdale at the Settlement as described in the LeDonne Agreement (the "Effective Date"); provided, however, that NDEA has obtained and provided the "Project Approvals" to Brookdale. "Project Approvals" means all permits or approvals (other than building permits, or operating licenses) needed to permit the construction on the Real Estate of the "Project". The "Project" means a five (5) story building and containing approximately 242,000 gross square feet, containing approximately 220 residential units, some of which, (but not all) will be licensed for personal care together with all necessary and related utilities, parking, curb cuts, storm water management facilities, and site improvements. The LeDonnes hereby agree to convey title to the Real Estate pursuant to and in accordance with the terms of the LeDonne Agreement to Brookdale or its assignee. Until the Effective Date, the within assignment shall not become effective, and NDEA shall continue to be the "Buyer" under the terms of the LeDonne Agreement, subject to the terms hereof.

                                      -3-
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   (5) Notices.  All notices, demands, requests and other communications under
       -------
this Agreement shall be in writing and shall be deemed properly served when delivered, if delivered by hand to the party to whose attention it is directed, or three (3) Business Days after deliver to a United States Post Office properly addressed, if mailed postage prepaid or one (1) Business Day after guaranteed next day delivery, delivery charges prepaid, or upon transmittal if delivered by facsimile, charges prepaid, or upon transmittal if delivered by facsimile provided receipt of the notice is confirmed, as the case may be, and in each case, addressed as follows:

         (A)  If intended for the LeDonnes, to:

              c/o John Michael Studeny, Esq.
              Kabala & Geeseman
              200 Fourth Avenue
              Pittsburgh, Pennsylvania 15222

         (B)  If intended for NDEA, to:
              Gregory Hand
              National Development Eastern
               Associates, Inc.
              4415 Fifth Avenue,
              Pittsburgh, Pennsylvania 15213
              Facsimile No.: (412) 621-4780

                   with a copy to:

              Philip M. Bell
              Attorney at Law
              4415 Fifth Avenue,
              Pittsburgh, Pennsylvania 15213
              Facsimile No.: (412) 621-8403

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         (C)  If intended for Brookdale, to:

              Brookdale Living Communities, Inc.
              77 West Wacker Drive, Suite 4800
              Chicago, Illinois  60601
              Attention: Mark J. Iuppenlatz
              Facsimile No.: (312) 977-3699

                   with a copy to:

              Brookdale Living Communities, Inc.
              77 West Wacker Drive, Suite 4800
              Chicago, Illinois  60601
              Attention: Robert J. Rudnik, Esq.
              Facsimile No.: (312) 977-3699

                   and a further copy to:

              Douglas E. Wambach, Esq.
              Burke Warren MacKay & Serritella, P.C.
              330 North Wabash
              22nd Floor - IBM Plaza
              Chicago, Illinois  60611
              Facsimile No.: (312) 840-7900


or at such other address or to such other party which any party entitled to receive notice hereunder designates to the others in writing.

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   6)    Counterparts.  This Agreement may be executed in two or more
         ------------
counterparts, reach of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date the last party signs ("Effective Date").

                                             "BROOKDALE"
                                             Brookdale Living Communities, Inc.

Attest:________________________________      By:_____________________________
                                             Title:__________________________


                                             "NDEA"

                                             National Development Eastern
                                             Associates, Inc.

Attest:________________________________      By:_____________________________
                                             Title:__________________________


                                             "LeDONNES"

Witness:_______________________________       _______________________________
                                              Kenneth A. LeDonne*

Witness:_______________________________       _______________________________
                                              Robert A. LeDonne*

Witness:_______________________________       _______________________________
                                              Karen A. LeDonne*

Witness:_______________________________       _______________________________
                                              Peter O. LeDonne, by Emile
                                              LeDonne, his attorney in fact

Witness:_______________________________       ________________________________
                                              Dorthea J. LeDonne, by Emile
                                              LeDonne, her attorney in fact

*Successors in interest to Anna Marie LeDonne and Robert A. LeDonne, Co-Trustees of the Anthony H. LeDonne Trust.

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                                   EXHIBIT A
                                   ---------


     The Real Estate consists of approximately 9.165 acres consisting of Parcel B and Parcel C in the certain LeDonne Plan of Lots as recorded on April 25, 1997 in Plan Book Volume 202, Pages 183 and 184 in the Allegheny County Recorder of Deeds Office.


Note: The "Third Amendment to Agreement of Sale and Purchase" dated August 27, 1997 incorrectly referred (in the first recital paragraph on page 1) to the Real Estate as Parcel "A" and Parcel "B" in said LeDonne Plan of Lots instead of Parcel "B" and Parcel "C", and said incorrect reference is hereby corrected.

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